UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2022

TRINET GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36373	95-3359658
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Park Place, Suite 600
Dublin, CA		94568
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 352-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock par value $0.000025 per share	TNET	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On November 7, 2022, TriNet Group, Inc., a Delaware corporation (the “Company”), issued a press release announcing the commencement of a modified “Dutch auction” self-tender offer (the “Tender Offer”) to purchase for cash up to $250 million in value of shares of its issued and outstanding common stock, par value $0.000025 per share (the “Shares”), at a price not less than $63.00 and not more than $72.00 per share, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 7, 2022, and the related Letter of Transmittal and the other materials filed as exhibits to the Tender Offer Statement on Schedule TO-I filed by the Company on November 7, 2022 (such materials, as they may be amended or supplemented from time to time, the “Tender Offer Materials”). The Tender Offer will expire at 12:00 midnight, New York City time, at the end of the day on December 6, 2022, unless extended or terminated.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Current Report on Form 8-K and the exhibit attached hereto do not constitute an offer to buy or the solicitation of an offer to sell any Shares in the Tender Offer. The Tender Offer is being made only pursuant to the Tender Offer Materials that the Company has filed with the Securities and Exchange Commission, and will distribute to its stockholders. Stockholders should read the Tender Offer Materials carefully and in their entirety because they contain important information, including the various terms of the Tender Offer. Stockholders may obtain free copies of the Tender Offer Materials from the SEC’s website at www.sec.gov. Stockholders may also obtain copies of these documents, without charge, from D.F. King & Co., Inc., the information agent for the Tender Offer, toll free at (888) 542-7446, BofA Securities, Inc. toll free at (888) 803-9655, or Truist Securities, Inc. toll free at (855) 382-6151.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated November 7, 2022.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriNet Group, Inc.

Date:	November 7, 2022	By:	/s/ Samantha Wellington
		Name:	Samantha Wellington
		Title:	Executive Vice President, Business Affairs, Chief Legal Officer and Secretary